February 2004

Dear Flexible Premium Variable Life Policyholder:

Enclosed is a Supplement to your Metropolitan Life Insurance Company ("MetLife") flexible premium variable life prospectus. You are receiving this because MetLife has filed an application with the Securities and Exchange Commission (SEC) seeking approval to remove the following investment options under MetLife's flexible premium variable life insurance policy and to replace them with the investment options set forth below. This notification is only to inform you of the proposed substitution and no action is required of you at this time. Each new option has a similar investment objective and lower fees, which we believe will benefit you.

                Old Investment Option                           New Investment Option
                ---------------------                           ---------------------
Franklin Small Cap Fund                                T. Rowe Price Small Cap Growth Portfolio
(Franklin Templeton Variable Insurance Products Trust) (Metropolitan Series Fund)

AllianceBernstein Premier Growth Portfolio             Janus Aggressive Growth Portfolio
(AllianceBernstein Variable Products Series Fund)      (Met Investors Series Trust)

INVESCO VIF - High Yield Fund                          Lord Abbett Bond Debenture Portfolio
(Invesco Variable Investment Funds)                    (Met Investors Series Trust)

The proposed substitution will take place on or about May 1, 2004 providing that approval is granted by the SEC.

Should you have any questions regarding this supplement or your flexible premium variable life insurance policy, please contact our Customer Service Team at 1-732-602-6400.

Sincerely,

Metropolitan Life Insurance Co.

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                      METROPOLITAN LIFE INSURANCE COMPANY

                              One Madison Avenue
                           New York, New York 10010
                                (212) 578-2211

           Flexible Premium Variable Life Insurance Policy (MetFlex)

                       Supplement dated February 9, 2004
                      to the Prospectus dated May 1, 2003

Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain investment options (the "Existing Funds") under its flexible premium variable life insurance policies and to substitute new options ("Replacement Funds") as shown below.

The Company believes that the proposed substitutions are in the best interest of policy holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2004.

The proposed substitutions and respective advisers and/or sub-advisers are:

                 Existing Fund and        Replacement Fund and
                  Current Adviser              Subadviser
              Franklin Small Cap Fund   T. Rowe Price Small Cap
              (Franklin Advisers, Inc.) Growth Portfolio
                                        (T. Rowe Price
                                        Associates, Inc.)

              AllianceBernstein
                Premier Growth          Janus Aggressive Growth
                Portfolio               Portfolio
              (Alliance Capital         (Janus Capital
                Management, L.P.)       Management LLC)

              INVESCO VIF - High Yield  Lord Abbett Bond
              Fund (INVESCO Funds       Debenture Portfolio
              Group, Inc.)              (Lord, Abbett & Co. LLC)

Please note that:

  . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.
  . The elections you have on file for allocating your premium payments, or your cash value under the Rebalancer strategy, will be redirected to the Replacement Funds unless you change your elections or transfer your cash value before the substitution takes place.
  . You may transfer your Policy cash value among the Investment Divisions and the General Account as usual. The substitutions themselves will not be treated as transfers for purposes of the transfer provisions of your Policy.
  . You may transfer your Policy cash value in the Existing Funds (before the substitution) or the Replacement Funds (after the substitution) to any other Investment Division without charge.
  . On the effective date of the substitutions, your cash value in the Investment Divisions will be the same as before the substitution. However, the number of units you are credited in the Replacement Funds will be different from the number of units in the Existing Funds due to the differences in unit values.

This supplement should be retained with your Prospectus for future reference.